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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  JUNE 27, 2003
                Date of Report (Date of earliest event reported)


                             WESTPOINT STEVENS INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  0-21496                        36-3498354
          (Commission File Number)   (I.R.S. Employer Identification No.)



           507 WEST TENTH STREET, WEST POINT, GEORGIA  31833
           (Address of principal executive offices)  (Zip Code)


                                 (706) 645-4000
              (Registrants' telephone number, including area code)

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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

               On June 26, 2003, WestPoint Stevens Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q (the "Form 10-Q") for the quarterly period ended March 31, 2003 (the "First Quarter"). Included in the Form 10-Q were all of the financial statements for the First Quarter which are required to be included therein (the "First Quarter Financials"), all of which are incorporated herein by reference to the Form 10-Q.

               Attached hereto as Exhibit 99.1 is additional financial information with respect to the Company's performance during the First Quarter and the corresponding period in 2002 ("the "Additional Information"). The Additional Information should only be read together with the First Quarter Financials. Moreover (and as noted in the Form 10-Q), on June 1, 2003, the Company and several of its subsidiaries filed petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. A description of such filing and its impact upon the basis of the presentation of the First Quarter Financials is set forth in Note 2 to the First Quarter Financials.



Exhibit No.          Exhibit
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99.1                 Additional Information.


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      WESTPOINT STEVENS INC.
                                                       (Registrant)


                                                      By: /s/ Lorraine Miller
                                                         -----------------------
                                                          Lorraine Miller
                                                          Senior Vice President

Date:  June 27, 2003



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                                  EXHIBIT INDEX
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EXHIBIT            DESCRIPTION

99.1             Additional Information.










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